Exhibit (24)


                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the estimated maximum number of shares of the Corporation's common stock and preferred stock expected to be issued in connection with the acquisition of The Money Store Inc., and to sign any and all amendments to such Registration Statements.



               Signature                                    Capacity
--------------------------------------  -----------------------------------------------
/s/  EDWARD E. CRUTCHFIELD              Chairman and Chief Executive Officer and
----------------------------------
     Edward E. Crutchfiel               Director

/s/  ROBERT T. ATWOOD                   Executive Vice President and Chief
----------------------------------
     Robert T. Atwood                   Financial Officer

/s/  JAMES H. HATCH                     Senior Vice President and Corporate Controller
----------------------------------
     James H. Hatch                     (Principal Accounting Officer)

                                        Director
----------------------------------
     Edward E. Barr

/s/  G. ALEX BERNHARDT                  Director
----------------------------------
     G. Alex Bernhardt

/s/  W. WALDO BRADLEY                   Director
----------------------------------
     W. Waldo Bradley

/s/  ROBERT J. BROWN                    Director
----------------------------------
     Robert J. Brown

/s/  A. DANO DAVIS                      Director
----------------------------------
     A. Dano Davis

/s/  R. STUART DICKSON                  Director
----------------------------------
     R. Stuart Dickson

/s/  B. F. DOLAN                        Director
----------------------------------
     B. F. Dolan

/s/  RODDEY DOWD, SR.                    Director
----------------------------------
     Roddey Dowd, Sr.


               Signature                 Capacity
--------------------------------------  ---------
/s/  JOHN R. GEORGIUS                   Director
----------------------------------
     John R. Georgius

                                        Director
----------------------------------
     Arthur M. Goldberg

/s/  WILLIAM H. GOODWIN, JR.            Director
----------------------------------
     William H. Goodwin, Jr.

/s/  HOWARD H. HAWORTH                  Director
----------------------------------
     Howard H. Haworth

/s/  FRANK M. HENRY                     Director
----------------------------------
     Frank M. Henry

/s/  LEONARD G. HERRING                 Director
----------------------------------
     Leonard G. Herring

/s/  JACK A. LAUGHERY                   Director
----------------------------------
     Jack A. Laughery

/s/  MAX LENNON                         Director
----------------------------------
     Max Lennon

/s/  RADFORD D. LOVETT                  Director
----------------------------------
     Radford D. Lovett

/s/  MACKEY J. MCDONALD                 Director
----------------------------------
     Mackey J. McDonald

/s/  MALCOLM S. MCDONALD                Director
----------------------------------
     Malcolm S. McDonald

/s/  JOSEPH NEUBAUER                    Director
----------------------------------
     Joseph Neubauer

/s/  RANDOLPH N. REYNOLDS               Director
----------------------------------
     Randolph N. Reynolds

/s/  RUTH G. SHAW                       Director
----------------------------------
     Ruth G. Shaw

/s/  CHARLES M. SHELTON, SR.            Director
----------------------------------
     Charles M. Shelton, Sr.

/s/  LANTY L. SMITH                     Director
----------------------------------
     Lanty L. Smith


               Signature                 Capacity
--------------------------------------  ---------
/s/  ANTHONY P. TERRACCIANO             Director
----------------------------------
     Anthony P. Terracciano

                                        Director
----------------------------------
     Dewey L. Trogdon

/s/  JOHN D. UIBLE                      Director
----------------------------------
     John D. Uible

/s/  B. J. WALKER                       Director
----------------------------------
     B. J. Walker


Dated: February 17, 1998
Charlotte, North Carolina